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                                                                   EXHIBIT 23(I)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports dated March 29, 2000 included in KCS Energy, Inc.'s Form 10-K, for the year ended December 31, 1999, into previously filed Registration Statement File Nos. 33-25707, 33-28899, 33-45923 and 33-63982.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
March 29, 2000